Exhibit 99.2

DELIVERING A NEW GENERATION OF INTEGRIN MEDICINES JP Morgan, January 2020 CONFIDENTIAL 1

Forward Looking Statements This presentation contains “forward - looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: Morphic’s plan to develop and commercialize oral small - molecule integrin therapeutics, the results of such research, and Morphic’s expectations about timing and ability to obtain regulatory approvals for MORF - 720, MORF - 057 and α 4 β 7 - specific integrin inhibitors. Statements including words such as “looks forward to,” “believe,” “plan,” “continue,” “expect,” “delivering,” “transforming,” or “ongoing” and statements in the future tense are forward - looking statements. These forward - looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward - looking statements. Forward - looking statements are subject to risks and uncertainties that may cause Morphic’s actual activities or results to differ significantly from those expressed in any forward - looking statement, including risks and uncertainties related to Morphic’s ability to develop, obtain regulatory approval for and commercialize MORF - 720 and α 4 β 7 - specific integrin inhibitors and other product candidates, the timing and results of preclinical studies and clinical trials, Morphic’s ability to protect intellectual property; and other risks set forth in our filings with the Securities and Exchange Commission. These forward - looking statements speak only as of the date hereof and Morphic specifically disclaims any obligation to update these forward - looking statements or reasons why actual results might differ, whether as a result of new information, future events or otherwise, except as required by law. CONFIDENTIAL 2

Unique Opportunity to Mine Integrins: Well Validated Target Class • All a pproved integrin therapies are non - oral options for a wide variety of serious chronic diseases • Estimated 2018 sales of at least $4.6 billion 1 Validated Target Class with Large Market Opportunity • Oral integrin therapies have historically failed in development due to poorly understood biology • Morphic’s goal: deliver the first generation of approved oral integrin drugs in IBD, fibrosis and other indications Potential First - in - Class Pipeline • AbbVie ($100 million upfront); Morphic eligible for enhanced royalties in liver fibrosis with opt in • Janssen (up to $729 million in milestones in addition to potential royalties) Tansformational Partnerships • Q3 2019 cash position: $251.7 million, through at least 2022 Strong Cash Position CONFIDENTIAL 3 • Leveraging proprietary databases, world - class know - how and decades of Springer laboratory research • Designed to target and modulate every known human integrin THE Integrin Platform 1 Global Data

BLAISE LIPPA, PhD Head of Chemistry Building the Future of Integrin Medicines Deep specialist expertise across management, Board and Advisors CONFIDENTIAL 4 PRAVEEN TIPIRNENI, MD President and Chief Executive Officer BRUCE ROGERS, PhD ALEXEY A. LUGOVSKOY, PhD ADRIAN RAY, PhD Chief Scientific Officer Chief Development Officer Head of Translational Sciences WILLIAM DeVAUL General Counsel and Secretary Q319 Cash: $251.7 million Jun 2016 Sep 2018 Oct 2018 Series A $51 M Series B $80M Feb 2019 IPO $103.5M 1 Jun 2019 Aug 2015 Launch Planned clinical trials in 2020 Well capitalized, partnered and poised to advance oral integrins 1 $103.5M gross proceeds before fees $100M $10M

The Role of Integrins CONFIDENTIAL A family of cell surface receptors with unique ability to signal bi - directionally Named integrins because they ‘integrate’ extracellular and intracellular stimuli They function as signal transduction platforms, mechano - sensors and adhesion molecules (e.g. leukocyte trafficking) They ‘integrate’ cell – cell and cell – extracellular matrix interactions within organs. Extracellular matrix Cytoskeleton collagen

Integrin Therapies Are Applicable across a Broad Range of Chronic Diseases CONFIDENTIAL 6 Abciximab Eptifibatide Tirofiban FY 2018 Sales (1) $4.6B (1) Evaluate Pharma. Combined revenue in respective FY2018. Natalizumab Vedolizumab Lifitegrast Efalizumab

Integrins: Conformation is Key to Function • Integrins shift between an open and closed conformation • Morphic develops small molecules designed to lock “healthy” integrin conformations in place • Previous oral integrin inhibitors locked conformation in a “diseased” active state, leading to clinical failures • This was a key discovery of the Springer Lab that led to the first small molecules targeting conformational change, and the formation of Morphic CONFIDENTIAL 7 Closed Open

In - house Platform Driving Pipeline Growth CONFIDENTIAL 8 Data - driven Target Selection Proprietary Integrin Structural Analyses Tunable Candidate Design Translation Morphic has already delivered accelerated discovery work based on leveraging insights from early programs Activators & Inhibitors Crystal structure database Library of over 6,000 small molecule integrin modulators

Morphic: Focused on Major Chronic Conditions

MORPHIC THERAPEUTIC

Development Pipeline

Our Programs	Indication	Status: Discovery	Preclinical	IND	Phase 1	Product Rights
MORF-057 Target: $\alpha_4\beta_7$	Inflammatory bowel disease (IBD)					Wholly Owned
MORF-720 Target: $\alpha_v\beta_6$	Idiopathic pulmonary fibrosis					abbvie
MR β_6 #2 Target: $\alpha_v\beta_6$	Primary Sclerosing Cholangitis					Morphic/AbbVie

Research Pipeline

Focus	**$\alpha_v\beta_1$ inhibition for fibrotic disease**	**TGF-β activation for solid tumors**	**TGF-β activation for fibrotic disease**	**Undisclosed targets, including αI domain integrins**
Collaborator	Wholly owned	Wholly owned	abbvie	janssen

CONFIDENTIAL 9

MORF - 057 Targeting α 4 β 7 for Inflammatory Bowel Disease CONFIDENTIAL 10

Sub - endothelial space - gut Vascular space - blood T - cell a 4 b 7 MAdCAM - 1 Endothelial cell Approved vedolizumab: IV only • IBD involves trafficking of α 4 β 7 + leukocytes to gut tissue via MAdCAM - 1 binding, causing inflammation • Vedolizumab (IV) inhibits this action and was approved for Ulcerative Colitis and Crohn’s Disease in 2014 • 150,000 patients dosed since approval in 2014 • 2018 EOY ~$2B 1 α 4 β 7 : A Proven Mechanism of Action in IBD CONFIDENTIAL 11 1 Takeda 2 Global Data

Window of opportunity to alter course of disease MORF - 057 Aminosalicylate Oral/Topical Budesonide Corticosteroid Immunosuppressant Anti - TNF+/ - IS Vedolizumab+/ - IS Mild Moderate Severe MORF - 057 Goal: Oral Vedolizumab 1 This figure is illustrative and not based on actual data CONFIDENTIAL Early treatment slows disease progression and prevent damage to the digestive system 12 In addition to later - stage treatment, oral option could intervene much earlier in disease progression

MORF - 057: Specifically Designed to Avoid Off - target Risk CONFIDENTIAL 13 Cell Adhesion Potency IC 50 [ nM ] α 4 β 7 MadCAM α 4 β 1 VCAM α 4 β 1 / α 4 β 7 Selectivity Ratio vedolizumab 0.03 >50,000 natalizumab 0.6 0.14 0.9 AJM - 300 138 770 5.6 MORF - 057 1.1 3,633 3,303 1. Activating α 4 β 1 ’s l igand, VCAM - 1, is associated with a risk of progressive multifocal leukoencephalopathy (PML). 2. Morphic’s candidates have demonstrated far higher selectivity for α 4 β 7 ’s l igand, MAdCAM - 1. α 4 β 7 MAdCAM - 1 α 4 β 1 Endothelial cell Leukocyte MORF - 057 1. Inhibiting VCAM - 1 brings risk of PML 2. Morphic designs for MAdCAM - 1 selectivity VCAM - 1

MORF-057: Pre-clinical Data: Dose-dependent Anti-inflammatory Activity

T lymphocyte homing into mesenteric lymph nodes
Mean ± SEM



0.15
0.10
0.05
0.00
% of CFSE+ in T cells
****
****
****
****
vehicle
DATK32 3mpk
3 mpk
10 mpk
30 mpk



Vascular space - blood
T-cell
$\alpha_4\beta_7$
Endothelial cell
MAdCAM-1
Sub-endothelial space - gut

- $p<0.05$, ** $p<0.01$, *** $p<0.001$, and **** $p<0.0001$ vs. vehicle by One Way Anova followed by Dunnett's multiple comparisons
- DATK32 is a mouse surrogate of the $\alpha_4\beta_7$ antibody vedolizumab

CONFIDENTIAL

14

Morphic - Engitix Collaboration to Identify ECM - Related Targets in Fibrostenotic IBD CONFIDENTIAL 15 • Fibrostenotic IBD accounts for up to 30% of poorly treated Crohn’s disease cases • Tissue destruction (fistulisation) and fibrosis (fibrostenosis), disease complications of persistent inflammation, are direct co nsequences of ECM remodeling events • Collaboration to study the interplay of integrin signaling pathways and the ECM to uncover new interference points in fibrost eno tic IBD

Targeting αvβ1 for fibrotic disease CONFIDENTIAL 16 a v β 1 a 4 β 7

$\alpha_v\beta_1$ Inhibition Ameliorates Fibrosis in Animal Models

- Expressed in hepatic stellate cells, kidney fibroblasts, and lung fibroblasts
- $\alpha_v\beta_1$ tool inhibitor reduces fibrosis in murine models of lung, kidney and liver fibrosis
- Morphic research suggests that $\alpha_v\beta_1$ inhibitor can act independently of TGF-β suppression
- Morphic lead compound is active across multiple animal models of fibrosis



Liver
Sirius red staining (collagen deposition)
Control
αvβ1 inhibitor (C8)
Oil
CCl4



Kidney
Control
αvβ1 inhibitor (c8)
Sham
UUO



Lung
Control (c16)
αvβ1 inhibitor (c8)
Water
Bleomycin

Reed N, Sci Transl Med. 2015; Yang WH, J Dental Res 2016

CONFIDENTIAL

17

Targeting αvβ8 and αvβ6 to address TGF - β mediated resistance in solid tumors CONFIDENTIAL 18 a v β 8

Mechanism of Action of $\alpha_v\beta_8$ and $\alpha_v\beta_6$ in Tumors



Effects on the immune system
Effects on tumor cells
αvβ8
αvβ6
Epithelium
BM
Tumor
Treg
DC
Mϕ
CAF
Active TGFβ
Increase in Treg numbers
αvβ8
Naïve T cell
iTreg
iTreg
TdLN
Promotion of proliferation and invasion, EMT, exclusion of immune cells
αvβ6
NK
T cell
Mϕ
Inhibition of T cell, NK cell and macrophage mediated anti-tumor immunity
αvβ6
αvβ8

BM: Basement membrane
CAF: Cancer associated fibroblast
DC: Dendritic cell
EMT: Epithelial-mesenchymal transition
iTreg: Induced regulatory T cell
Mϕ: Macrophage
NK cell: Natural killer cell
TGFβ: Transforming growth factor β

CONFIDENTIAL
19

α v β 8 Integrin Expression Conservation CONFIDENTIAL 20 Tumor microenvironment Thymic/activated (KLRG1+) CD103+ Active TGF β Eberlein , 2015 Cui, 2018 Mu, 2002 Pozzi , 2011 Hu, 2013 Mertens - Walker, 2015 Hu, 2012 Bain, 2017; Worthington, 2011; Paidassi , 2011; Boucard - Jourdin , 2016; Fenton, 2016 Worthington, 2015; Stockis , 2017; Edwards, 2014 Kelly, 2018; Conserved α 8 expression in mouse and human Expression in model systems is upregulated by inflammatory stimuli DC: Dendritic cell KLRG1: Killer cell lectin - like receptor subfamily G member 1 M2: M2 macrophage TGF b : Transforming growth factor b

$\alpha_v\beta_8/\alpha_v\beta_6$ Integrin Therapy for TGF-β Mediated Resistance in Solid Tumors

MORPHIC THERAPEUTIC

Immunological Status

Hot

Cold

Tumor infiltration



Inflamed
- High mutational load
- IFNγ induced PD-L1
- High immune infiltrate

Opportunity for proof of concept

Infiltrate Excluded
- High mutational load
- Dense stromal barrier
- Low immune infiltrate

Deserted "Immunologically ignorant"
- Genetically stable tumor
- Low mutational load
- No preexisting immunity

Tumor- Magenta
T cells -Green

$\alpha_v\beta_6$ blockade restores immune responses
$\alpha_v\beta_8$ blockade brakes immunotolerance

CONFIDENTIAL

21

MORF - 720 Targeting α v β 6 to block TGF - β - driving fibrosis in multiple diseases CONFIDENTIAL 22

α v β 6 : Essential Activator of TGF - β Signaling CONFIDENTIAL 23 Latent TGF - β Active TGF - β α v β 6 TGF - β activation Fibrogenesis Chronic injury

Morphic Oral $\alpha_v\beta_6$ Inhibitor: Strong Support for Mechanism of Action and Design

MORPHIC THERAPEUTIC

- MORF-720 delivers dose-dependent reductions in liver fibrosis in mice model
- Shown to stabilize closed conformation of $\alpha_v\beta_6$
- Excellent multi-species PK
- Highly potent and selective

COL1A1
Mean ± SEM



Relative COL1A1 mRNA expression
20
15
10
5
0
**
****
****
Healthy
vehicle
1X
3X
10X
ALK5i
MORF-720

Total Bilirubin
Mean ± SEM



Total Plasma Bilirubin Concentration (mg/dL)
20
15
10
5
0
****
****
****
****
Healthy
vehicle
1X
3X
10X
ALK5i
MORF-720

- p<0.05, ** p<0.01, ***p<0.001, and ****p<0.0001 vs. vehicle by One Way Anova followed by Dunnett's multiple comparisons

CONFIDENTIAL

24

Healthy Control Disease Control Anti - a v b 6 mAb Treated Sirius Red Staining Under Polarized Light Collagen Deposition in Chronic Liver Fibrosis Model Morphic a v b 6 Inhibitor Treated Morphic Oral Integrin Inhibitor: Activity in Anti - α v β 6 mAb in Collagen Model of Fibrosis CONFIDENTIAL 25

Morphic Oral α v β 6 Inhibitor: Superior in Bilirubin Model of Fibrosis CONFIDENTIAL 26 * p<0.05, ** p<0.01, ***p<0.001, and ****p<0.0001 vs. vehicle by One Way Anova followed by Dunnett’s multiple comparisons • Bilirubin is a marker of liver tissue damage Total Plasma Bilirubin Mean ± SEM

Backup CONFIDENTIAL 27

Integrins: Conformation is Key to Function CONFIDENTIAL Extended - closed Conformation Extended - open Conformation Bent - closed Conformation α subunit subunit Springer JCB 2013, 201, 1053 - 1068; DOI: 10.1083/jcb.201212037